Exhibit 3

                            JOINT FILING STATEMENT

SIMCLAR INTERNATIONAL HOLDINGS LIMITED, SIMCLAR INTERNATIONAL LIMITED, a wholly-owned subsidiary of SIMCLAR INTERNATIONAL HOLDINGS LIMITED, and their Managing Director and principal shareholder, SAMUEL JOHN RUSSELL, and his wife, CHRISTINA MARGARET JANET RUSSEL, Director and 10% shareholder of SIMCLAR INTERNATIONAL HOLDINGS LIMITED, agree that Schedule 13D with respect to securities ownership interest in TECHDYNE, INC. is filed on behalf of each of them, and the completeness and accuracy of the information provided in the
Schedule 13D relates to each such person, and neither SIMCLAR INTERNATIONAL HOLDINGS LIMITED, SIMCLAR INTERNATIONAL LIMITED, SAMUEL JOHN RUSSELL nor CHRISTINA MARGARET JANET RUSSELL is responsible for the completeness or accuracy of any information contained in the Schedule 13D relating to the other person making the filing, except to the extent such person knows or has reason to believe that such information is inaccurate.

                                  SIMCLAR INTERNATIONAL HOLDINGS LIMITED

                                     /s/ John I. Durie

                                  By:-----------------------------------
                                     JOHN I. DURIE, Finance Director


                                  SIMCLAR INTERNATIONAL LIMITED

                                     /s/ John I. Durie

                                  By:-----------------------------------
                                     JOHN I. DURIE, Finance Director

                                  SAMUEL JOHN RUSSELL

                                     /s/ Samuel John Russell

                                  By:-----------------------------------
                                     SAMUEL JOHN RUSSELL, Individually

                                  CHRISTINA MARGARET JANET RUSSELL

                                     /s/ Christina Margaret Janet Russell

                                  By:-----------------------------------
                                     CHRISTINA MARGARET JANET
                                     RUSSELL, Individually

Dated: July 6, 2001


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